Subsequent Event	12 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event
Acquisition

On 3 April 2018, the Company completed its acquisition of German-based XI (DL) Holdings GmbH and its subsidiaries (including, but not limited to, Fermacell GmbH) (collectively, "Fermacell") under the terms of the previously announced Sale and Purchase Agreement with Xella International S.A. Fermacell manufactures and sells gypsum fiber and cement-bonded board primarily in continental Europe.

On 7 November 2017, the Company had entered into the Sales and Purchase Agreement with Xella International S.A., whereby the Company agreed to purchase the stock of Fermacell based on an enterprise value of €473.0 million, resulting in 100% ownership of Fermacell. At the closing of the acquisition, the Company funded the closing payment and related fees and expenses with a combination of cash on-hand and a €400.0 million (US$492.4 million based on exchange rate at 3 April 2018) drawdown from the Term Loan Facility. Refer to Note 9 for further details on the Term Loan Facility.

The final determination of the purchase price allocation is expected to be completed as soon as practicable after consummation of the acquisition. Due to the limited time between the acquisition date and the filing of this report, it is not practicable for the Company to disclose: (i) the allocation of purchase price to assets acquired and liabilities assumed as of the date of close, and (ii) pro forma revenues and earnings of the combined company for the period ended 31 March 2018.

Beginning with the first quarter fiscal year 2019 results, the Company intends to include a European Building Products segment in its report of quarterly results. This new segment will include the on-going James Hardie European Fiber Cement business and the newly acquired Fermacell business. The current International Fiber Cement segment will be renamed Asia Pacific Fiber Cement segment and will include our Australia, New Zealand and Philippines businesses.